Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION
Rule 2.10 Announcement and Buyback of Own Shares
09 March 2016
In accordance with Rule 2.10 of the City Code on Takeovers and Mergers (the "Code"), Liberty Global (NASDAQ: LBTYA, LBTYB, LBTYK, LILA and LILAK) confirms that it had the following relevant securities held and in issue outside treasury as of the close of business on 08 March 2016:
•252,824,457 Liberty Global Class A ordinary shares of $0.01 each with ISIN reference GB00B8W67662;

•10,472,517 Liberty Global Class B ordinary shares of $0.01 each with ISIN reference GB00B8W67779;

•578,211,898 Liberty Global Class C ordinary shares of $0.01 each with ISIN reference GB00B8W67B19;

•12,630,958 LiLAC Class A ordinary shares of $0.01 each with ISIN reference GB00BTC0M714;

•523,423 LiLAC Class B ordinary shares of $0.01 each with ISIN reference GB00BTC0M938; and

•30,773,877 LiLAC Class C ordinary shares of $0.01 each with ISIN reference GB00BTC0MD78.

Liberty Global announces that it has repurchased the following number of Liberty Global Class C Ordinary Shares of $0.01 each pursuant to its share purchase plan, which operates on a daily basis in compliance with Rule 10b5-1 of the Securities Exchange Act 1934 (the "Buyback Plan"):

Date of purchase	08 March 2016
Number of shares purchased	140,900
Highest price per share (US$)	$36.18
Lowest price per share (US$)	$34.96

A breakdown of the prices at which these shares were purchased is set out as follows. These shares will be held in treasury until being cancelled in due course.

Price per share (US$)	Number of Liberty Global Class C Ordinary Shares of $0.01
34.9550	200
34.9600	1,923
34.9850	100
34.9900	400
34.9950	200
34.9975	500
35.0000	6,045
35.0050	1,500
35.0075	500
35.0100	4,800
35.0150	200
35.0200	2,519

35.0250	500
35.0300	300
35.0400	400
35.0500	2,300
35.0900	900
35.1000	800
35.1300	600
35.1400	500
35.1600	1,308
35.1700	3,000
35.1800	200
35.1900	2,200
35.2100	600
35.2300	1,700
35.2500	400
35.2600	700
35.2900	3,400
35.3000	2,000
35.3300	800
35.3400	400
35.3600	3,500
35.3700	2,600
35.3800	1,300
35.3850	100
35.3900	4,922
35.4100	2,400
35.4150	100
35.4200	2,100
35.4300	1,400
35.4400	5,000
35.4450	300
35.4500	1,700
35.4600	900
35.4650	200
35.4700	2,600
35.4800	1,100
35.4850	100
35.4900	700
35.5050	100
35.5100	1,100
35.5200	900
35.5300	1,600
35.5400	3,000
35.5450	100
35.5500	4,100
35.5600	6,000
35.5700	2,800
35.5800	3,800
35.5900	2,783
35.6000	500
35.6050	400
35.6100	2,100
35.6200	1,600
35.6300	1,900
35.6500	500
35.6800	800
35.6950	100
35.7000	3,400

35.7100	3,300
35.7200	4,000
35.7250	100
35.7300	3,500
35.7400	1,500
35.7500	900
35.7600	400
35.7700	1,000
35.7800	1,500
35.8000	600
35.8100	100
35.8200	2,900
35.8400	1,400
35.8500	1,500
35.8600	1,100
35.8650	100
35.8700	1,200
35.8800	200
35.9000	300
35.9600	300
36.0350	100
36.0600	500
36.0750	200
36.0900	200
36.1100	1,200
36.1200	100
36.1350	100
36.1400	1,100
36.1450	100
36.1500	100
36.1550	100
36.1600	200
36.1700	300
36.1800	200

Liberty Global further announces that, pursuant to entering into a call spread transaction on 08 March 2016, it has acquired interests in 143,548 Liberty Global Class C ordinary shares of $0.01 each at a net premium per share of $34.83. Accordingly, Liberty Global confirms that it has entered into the following call spread transactions pursuant to the Buyback Plan:

Date of entry into transaction	Class of relevant security	Product description	Written or purchased	Number of securities to which option or derivative relates	Exercise price per unit (US$)	Type e.g. American, European etc.	Expiry date
08 March 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	143,548	Zero	European	11 April 2016
		Call option	Written	143,548	35.47	European
07 March 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	140,227	Zero	European	08 April 2016
		Call option	Written	140,227	36.31	European
04 March 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	138,926	Zero	European	07 April 2016
		Call option	Written	138,926	36.65	European

03 March 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	138,851	Zero	European	06 April 2016
		Call option	Written	138,851	36.67	European
02 March 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	139,535	Zero	European	05 April 2016
		Call option	Written	139,535	36.49	European
01 March 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	138,775	Zero	European	04 April 2016
		Call option	Written	138,775	36.69	European
29 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	140,692	Zero	European	01 April 2016
		Call option	Written	140,692	36.19	European
26 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	141,004	Zero	European	31 March 2016
		Call option	Written	141,004	36.11	European
25 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	142,663	Zero	European	30 March 2016
		Call option	Written	142,663	35.69	European
24 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	142,464	Zero	European	29 March 2016
		Call option	Written	142,464	35.74	European
23 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	138,661	Zero	European	28 March 2016
		Call option	Written	138,661	36.72	European
22 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	138,435	Zero	European	24 March 2016
		Call option	Written	138,435	36.78	European
19 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	141,474	Zero	European	23 March 2016
		Call option	Written	141,474	35.99	European
18 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	140,926	Zero	European	22 March 2016
		Call option	Written	140,926	36.13	European
17 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	145,601	Zero	European	21 March 2016
		Call option	Written	145,601	34.97	European
16 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	152,126	Zero	European	18 March 2016
		Call option	Written	152,126	33.47	European
12 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	164,194	Zero	European	17 March 2016
		Call option	Written	164,194	31.01	European
11 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	168,097	Zero	European	16 March 2016
		Call option	Written	168,097	30.29	European

10 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	163,771	Zero	European	15 March 2016
		Call option	Written	163,771	31.09	European
09 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	166,721	Zero	European	14 March 2016
		Call option	Written	166,721	30.54	European
08 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	164,406	Zero	European	11 March 2016
		Call option	Written	164,406	30.97	European
05 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	151,718	Zero	European	10 March 2016
		Call option	Written	151,718	33.56	European
04 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	147,927	Zero	European	09 March 2016
		Call option	Written	147,927	34.42	European

Further Information
A copy of this announcement will be made available on Liberty Global's website, www.libertyglobal.com.
Investors should note that in connection with the recommended offer for Cable & Wireless Communications Plc, Liberty Global will be required to disclose, which may be on a daily basis, certain further information about its share buyback program and capital structure, as well as other information relating to Liberty Global and the recommended offer. This information may be material to investors in connection with the recommended offer. This information will be posted on our website and will be released through the Regulatory News Service in the U.K., as required by the Code. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on our website, as well as through the Regulatory News Service, which can be accessed here:
http://www.londonstockexchange.com/exchange/news/market-news/market-news-home.html.
For more information about Liberty Global, please visit www.libertyglobal.com or contact:

Investor Relations:		Corporate Communications:
Oskar Nooij	+1 303 220 4218	Matt Beake	+44 20 8483 6428
Christian Fangmann	+49 221 8462 5151	Tim Burt	+44 20 7240 2486
John Rea	+1 303 220 4238	Aimee Baxter	+1 646 561 3512
Disclosure requirements of the Code
Under Rule 8.3(a) of the Code, any person who is interested in 1% or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 pm (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 pm (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.
Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1% or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 pm (London time) on the business day following the date of the relevant dealing.
If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.
Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).
Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Takeover Panel's website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel's Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.